TERMINATION AGREEMENT

This TERMINATION AGREEMENT (“Agreement”) is entered into as of June 13, 2012 by and among American Power Corp. (the “Company”) and YA Global Master SPV, Ltd. (the “Investor”).

WHEREAS, Company and the Investor entered into that certain Note Purchase Agreement, dated as of February 17, 2012 (the “Note Purchase Agreement”), and that certain Standby Equity Distribution Agreement, dated as of February 17, 2012 (the “SEDA”);

WHEREAS, in connection with the transactions contemplated by the SEDA, the Company filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”); and

WHEREAS, in response to a comment letter from the state of the SEC, the parties believe the effectiveness of the Registration Statement will be facilitated by the termination of the Note Purchase Agreement.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Termination.  Each of the Company and the Investor hereby mutually agree that the Note Purchase Agreement shall be terminated and of no further force or effect, and no party to the Note Purchase Agreement shall have any further rights or obligations thereunder.

2.           Miscellaneous.  This Agreement will inure to the benefit of and be binding on each of the parties hereto and their respective successors and assigns.  This Agreement will be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflict of laws principles.

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IN WITNESS WHEREOF, the undersigned have executed this Termination Agreement as of the date first written above.

COMPANY:

AMERICAN POWER CORP.

By:	/s/ Alvaro Valencia
Name:	Alvaro Valencia
Title:	Chief Executive Officer

INVESTOR:

YA GLOBAL MASTER SPV, LTD.

Name:	Yorkville Advisors, LLC
Its:	Investment Manager

By:	/s/ Gerald Eicke
Name:	Gerald Eicke
Title:	Managing Member